UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

 ________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

 ________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BARE METAL STANDARD, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Common Stock

	(2)	Aggregate number of class of securities to which transaction applies:
N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Assumption of debt in the amount of $118 751

	(4)	Proposed maximum aggregate value of transaction:
$118,751

	(5)	Total fee paid:
$37.20

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
$37.20

	(2)	Form, Schedule or Registration Statement No.:
DEFM14A, File No 000-55795

	(3)	Filing Party:
Registrant

	(4)	Date Filed:
August 18, 2020

BARE METAL STANDARD, INC.

Corporate Offices: 3604 S. Banner Street, Boise, ID 83709

August 18, 2020

To our stockholders:

You are cordially invited to attend the special meeting of stockholders meeting of Bare Metal Standard Inc., an Idaho corporation, to be held on Friday August 28, 2020 at 1:00 p.m., Mountain Daylight Time, in the conference room in the office building located at 3604 S. Banner Street, Boise, ID 83709, USA.

The Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders.

Please note that whether or not you plan to attend the meeting, your vote is very important. Therefore, we encourage you to vote your shares by proxy even if you do not plan to attend. Our board of directors recommends the approval of the proposals being presented at the meeting as being in the best interest of our Company and our shareholders.

You can vote by returning the proxy card by mail or via email to Michael Taylor, 3604 Banner Ave. Boise, ID 83709 or MTaylor@BareMetalStandard.com. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

By Order of the Board of Directors

/s/ Michael Taylor
Director

BARE METAL STANDARD.COM, INC.

Corporate Offices: 3604 S. Banner Street, Boise, ID 83709

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held August 28, 2020

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders of Bare Metal Standard Inc., an Idaho corporation, to be held on August 28, 2020 at 1:00 p.m., Mountain Time, in the large conference room on the 2nd floor of the office building located at 3604 S. Banner Street, Boise, ID 83709, USA for the following purposes:

1.	Approval of the agreement to sell substantially all of the business assets of the Company to Code 96 LLC, an affiliate of James Bedal, our chief executive officer; and,

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. The Board of Directors has fixed the close of business on August 7, 2020 as the record date for determination of stockholders entitled to notice of, and to vote at this special shareholders’ meeting unless anyone attending can provide proof via a properly enforceable common shares stock certificate of such determination of eligibility, dated no later than Friday, August 7, 2020 and as verified in writing by our Transfer Agent, Vail Stock Transfer Co., 11035 Lavender Hill Drive, Suite 160-606, Las Vegas, NV 89135

By Order of the Board of Directors

/s/

Michael Taylor

Secretary of the Board of Directors of the Company

August 18, 2020

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on August 28, 2020:

WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA MAIL OR EMAIL AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

BARE METAL STANDARD, INC.

Corporate Offices:

3604 S. Banner Street,

Boise, ID 83709

PROXY STATEMENT – SPECIAL MEETING OF STOCKHOLDERS

To Be Held August 28, 2020

To our stockholders:

The Board of Directors of Bare Metal Standard, Inc., an Idaho corporation, is furnishing this proxy statement in connection with its solicitation of proxies for use at the Special Meeting of stockholders to be held on Monday, August 28, 2020 at 1:00 p.m., Mountain Daylight Time, in the conference room of the office building located at 3604 S. Banner Street, Boise, ID 83709, USA. This proxy statement, the accompanying proxy card and the notice of Special Shareholders Meeting are being provided to stockholders beginning on or about August 19, 2020 via our DEFM14A filing (SEC Website) or via by United States mail.

SPECIAL SHAREHOLDERS MEETING INFORMATION

Solicitation of Proxies

The costs of this solicitation by the Board of Directors will be borne by Bare Metal Standard, Inc. Proxy solicitations are being made concurrently by mail. They also may be made by personal interview, telephone, and facsimile transmission. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. Bare Metal Standard will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. Bare Metal Standard does not expect to engage an outside firm to solicit votes.

Financial Statements

The audited financial statements for Bare Metal Standard for the fiscal years ended October 31, 2019 and October 31, 2018 and the unaudited financial statement for the fiscal quarter ended January 31, 2020 are incorporated by this reference pursuant to Item 14 of Schedule 14A. Those financial statements have been filed with the Securities and Exchange Commission and are available at https://www.sec.gov/Archives/edgar/data/1658880/000121465919005354/b81419010k.htm and https://www.sec.gov/Archives/edgar/data/1658880/000121465920000521/r12020010k.htm for the annual reports for the 2018 and 2019 fiscal years, respectively and https://www.sec.gov/Archives/edgar/data/1658880/000121465919005354/b81419010k.htm for the quarterly report for the first quarter of the 2020 fiscal year.   Those financial statements are set forth in schedules at the end of this proxy statement.

Voting Rights

Holders of shares of Bare Metal Standard, Inc., common stock, par value $0.001 per share, at the close of business on Friday, August 7, 2020, under specific provisions as noted herein, the last allowable record date, are entitled to notice of, and to vote at, the special shareholders meeting . On that date we estimate that we have 31,195,000 shares of common stock anticipated to be outstanding at the time of our Meeting. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the special shareholders meeting. The presence, in person or by proxy, of stockholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the special shareholders meeting. If a quorum is present, (1) a plurality of the votes cast at the special shareholders meeting is required for election of directors, and (2) the affirmative vote of the majority of the votes cast, in person or by proxy, at the special shareholders meeting is required for all other matters. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares present and entitled to vote, and under Idaho law an abstention is not a vote cast. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Accordingly, a broker non-vote will have no effect on the matters presented to this special shareholders meeting. Insofar as James Bedal, Jeffrey Taylor and Michael Taylor own or control 30 million of the Company’s outstanding shares of common stock, if, as anticipated, Mr. Bedal and Messrs. Taylor attend the special shareholders meeting in person or by proxy, there will be a quorum and they will control the outcome of the voting.

Voting of Proxies

Shares of the common stock represented by all properly executed proxies received in time for the special shareholders meeting will be voted in accordance with the choices specified in the proxies.

The management and the Board of Directors know of no matters to be brought before the special shareholders meeting other than as set forth herein. To date, Bare Metal Standard, Inc. has not received any stockholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the stockholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the corporate secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the special Shareholders meeting and voting in person.

Sale of Assets

The Board of Directors has unanimously adopted a resolution approving the proposed sale of the Company’s assets to Code 96 LLC, a Nevada limited liability company controlled by James Bedal. Code 96 LLC would receive all of the Company’s operating assets in exchange for the assumption of all of the Company’s liabilities. The Company has obtained a third party expert appraisal that values the Company’s assets at $131,858. The Company has liabilities of $118,751, all of which will be assumed by Code 96, LLC as consideration for the purchase of the Company’s assets. The appraiser concluded that the Company has not generated cash flow to the investors and the projections are for revenues to diminish as the Company provides services to the restaurant industry which has been hard hit by the COVID-19 shutdown of in-restaurant dining.

Idaho law requires both board approval and shareholder for a proposed disposition of assets “if the disposition would leave the corporation without a significant continuing business activity.” (Idaho Code §30-29-1202.) In the case of such a disposition would give rise to appraisal rights under Idaho law. (Idaho Code §30-29-1320.)

Appraisal Rights

The Company obtained an expert outside appraisal of the Company’s business and assets as of April 30, 2020. The Company retained P. Dermot O’Neill to appraise the Company’s business. The Company selected Mr. O’Neill as the appraiser based solely on his reputation as an expert in business appraisals. Mr. O’Neill is not an affiliate of to the Company, Code 96, LLC or James Bedal and has not been an affiliate to the Company, Code 96 or Mr. Bedal. None of the Company, Mr. Bedal, Code 96, LLC nor any of their affiliates have had any relationship with Mr. O’Neill in the last two years other than his role as appraiser in connection with the proposed sale of the Company’s operating assets to Code 96, LLP. P. Dermot O’Neill is accredited in business valuation by the American Institute of Certified Public Accountants (AICPA), and is a Certified Valuation Analyst, a Master Analyst in Financial Forensics and Accredited in Business Appraisal Review, all as certified by the National Association of Certified Valuators and Analysts, The Company believes that Mr. O’Neill is qualified to provide an appraisal of the value of the Company’s business. The appraisal concluded that the Company has no value other than to an insider. In reaching his conclusion, the appraiser noted the Company’s falling operating income and the dim prospects of the restaurant industry, the Company’s principal clients, over the foreseeable term. The appraiser ignored the market value of the Company based on the very thin and infrequent trading in the Company’s common stock. Based on the appraisal, the offer by Code 96 LLC to purchase the Company’s operating assets by assuming the Company’s liabilities . The appraisal did not recommend the amount of the debt being assumed for the acquisition of the Company’s assets. The appraisal report will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested shareholder or the representative of an interested who has been so designated in writing. The Board recommends a vote for the sale.

While Idaho law provides shareholders with appraisal rights in circumstances such as this where an affiliate is purchasing all the operating assets of a company, a shareholder demanding appraisal rights must not vote in favor of the proposed sale and must assert demand for appraisal. A shareholder’s appraisal rights under these circumstances are set forth in Title 30, Chapter 29, Part 13 of the Idaho Code, a copy of which accompanies this proxy statement as Exhibit A.

Pursuant to Section 30-29-1324 of the Idaho Code, the Company is required to pay shareholders the value of their shares. In fact, the Company is offering to pay more than the appraised value of the shares. If a shareholder disagrees with the Company’s determination of the value of the shareholder’s shares, the shareholder may demand payment of the shareholder’s estimate of the value of the Company’s shares. If the Company and the shareholder are unable to agree on a value of the shareholder’s shares within 60 days of the shareholder’s demand, the Company must bring a court action to determine the value of the shareholder’s shares. The Company will bear the costs of the legal action, including the cost of expert appraisal testimony provided however that "the court may assess court costs against all or some of the shareholders demanding appraisal, in amounts that the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights..." provided for the valuation of shareholders’ shares. (Idaho Code §30-29-1331.)

Any shareholder considering a challenge of the value offered for that shareholder’s portion of the Company’s operating assets should carefully weigh the amount offered, which is in excess of the appraised value of the assets, and possibility that a court could determine that the dissenting shareholder or shareholders could have to bear the legal costs of the court proceeding determining the fair market value of the shareholders’ proportionate share of the operating assets of the Company.

Sale of Stock

James Bedal, Michael Taylor and Jeffrey Taylor have entered into an agreement to sell American-Swiss Capital, Inc. 28,500,000 of the shares of our Common Stock that they own for $300,000. It is anticipated that the sales by Mr. Bedal and Messrs. Taylor of 28,500,000 of common stock will occur shortly after the special meeting of shareholders.

OTHER BUSINESS

The Board of Directors is aware of no other matters which may be presented for stockholder action at the meeting and as noted below. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

Other Business (Shareholder Proposals) as may come before the Board of Directors for proper consideration noting such must be submitted in writing via email to jbedal@baremetalstandard.com or to our Corporate Offices mailing address as noted herein, such coming to the attention of the Board no later than August , 2020.

SECURITIES OWNERSHIP AS OF JULY 31, 2020

James Bedal CEO and Director 3604 S. Banner St Boise, ID 83709	9,500,000	30.21%

Michael Taylor President and Director 3604 S. Banner St Boise, ID 83709	9,000,000	28.62%

Jeffrey Taylor Secretary and Director 3604 S. Banner St Boise, ID 83709	10,000,000	31.8%

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and holders of more than 10% of Bare Metal Standard common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Such officers, directors and 10% stockholders are required by SEC regulation to furnish Bare Metal Standard with copies of all Section 16(a) forms they file. Based solely on its review of such forms that it received, or written representations from reporting persons that no Form 5s were required for such persons, Bare Metal Standard believes that, during fiscal year 2020, all Section 16(a) filing requirements were satisfied.

Item 13 Financial and Other Information

Audited financial statement for fiscal year ended October 31, 2018

Audited financial statement for fiscal year ended October 31, 2019

Unaudited financial statement for the fiscal quarter ended April 30, 2020

FORM OF PROXY

Bare Metal Standard, Inc.

3604 S. Banner Street, Boise, ID 83709

PROXY – Special Meeting of Shareholders August 20, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael Taylor as proxy, with the power to appoint his substitute, and hereby authorizes Mr. Taylor to represent and to vote, as designated below, all the shares of common stock of Bare Metal Standard, Inc. (the “Company”) held of record by the undersigned on August 7, 2020 at the Special Meeting of Shareholders to be held on Friday August 28, 2020 at 10:00 AM at our office board room located at

3604 S. Banner Street, Boise, ID 83709 or at any adjournment thereof.

1.       Sale of assets. The approval of the proposed sale of the Company’s operating assets to Code 96 LLC.

INSTRUCTIONS: Place a check or an X on the appropriate line to vote for, against or to abstain below.

FOR ____________	AGAINST ____________	ABSTAIN ____________

Please indicate the number of shares you believe you hold here: ________________________

2.       Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please sign, exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: _____/_____/_____

Signature:	Printed Last Name:

Signature if held Jointly:	Printed Last Name:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY TO
MICHAEL TAYLOR’S ATTENTION AT THE ADDRESS/FAX/EMAIL ADDRESS AS NOTED ABOVE

As adopted by the Board of Directors of BARE METAL STANDARD INC. on July 17, 2019.

As approved by the shareholders of BARE METAL STANDARD INC. on August 28, 2020.

EXHIBIT A

TITLE 30

CORPORATIONS

CHAPTER 29

GENERAL BUSINESS CORPORATIONS

PART 13

APPRAISAL RIGHTS

30-29-1301. DEFINITIONS. In this part:

(1) "Affiliate" means a person that directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive of such person. For purposes of section 30-29-1302(b)(4), Idaho Code, a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial owner" means a person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two (2) or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all shares having voting power of the corporation beneficially owned by any member of the group.

(3) "Corporation" means the domestic corporation that is the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 30-29-1322 through 30-29-1331, Idaho Code, includes the survivor of a merger.

(4) "Excluded shares" means shares acquired pursuant to an offer for all shares having voting power if the offer was made within one (1) year before the corporate action for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action.

(5) "Fair value" means the value of the corporation’s shares determined:

(a) Immediately before the effectiveness of the corporate action to which the shareholder objects;

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

(c) Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles of incorporation pursuant to section 30-29-1302(a)(5), Idaho Code.

(6) "Interest" means interest from the date the corporate action becomes effective until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(7) "Interested person" means a person, or an affiliate of a person, who at any time during the one (1) year period immediately preceding approval by the board of directors of the corporate action:

(a) Was the beneficial owner of twenty percent (20%) or more of the voting power of the corporation, other than as owner of excluded shares;

(b) Had the power, contractually or otherwise, other than as owner of excluded shares, to cause the appointment or election of twenty-five percent (25%) or more of the directors to the board of directors of the corporation; or

(c) Was a senior executive or director of the corporation or a senior executive of any affiliate of the corporation, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(i) Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

(ii) Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in section 30-29-862, Idaho Code; or

(iii) In the case of a director of the corporation who will, in the corporate action, become a director or governor of the acquiror or any of its affiliates, rights and benefits as a director or governor that are provided on the same basis as those afforded by the acquiror generally to other directors or governors of such entity or such affiliate.

(8) "Interested transaction" means a corporate action described in section 30-29-1302(a), Idaho Code, other than a merger pursuant to section 30-29-1105, Idaho Code, involving an interested person in which any of the shares or assets of the corporation are being acquired or converted.

(9) "Preferred shares" means a class or series of shares whose holders have preference over any other class or series of shares with respect to distributions.

(10) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, and any individual in charge of a principal business unit or function.

(11) "Shareholder" means a record shareholder, a beneficial shareholder, and a voting trust beneficial owner.

30-29-1302. RIGHT TO APPRAISAL. (a) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares in the event of any of the following corporate actions:

(1) Consummation of a merger to which the corporation is a party:

(i) If shareholder approval is required for the merger by section 30-29-1104, Idaho Code, or would be required but for the provisions of section 30-29-1104(j), Idaho Code, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or

(ii) If the corporation is a subsidiary and the merger is governed by section 30-29-1105, Idaho Code;

(2) Consummation of a share exchange to which the corporation is a party the shares of which will be acquired, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not acquired in the share exchange;

(3) Consummation of a disposition of assets pursuant to section 30-29-1202, Idaho Code, if the shareholder is entitled to vote on the disposition, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series if:

(i) Under the terms of the corporate action approved by the shareholders, there is to be distributed to shareholders in cash the corporation’s net assets, in excess of a reasonable amount reserved to meet claims of the type described in sections 30-29-1406 and 30-29-1407, Idaho Code, within one (1) year after the shareholders’ approval of the action and in accordance with their respective interests determined at the time of distribution; and

(ii) The disposition of assets is not an interested transaction;

(4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(5) Any other merger, share exchange, disposition of assets, or amendment to the articles of incorporation, in each case to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors;

(6) Consummation of a domestication pursuant to part 9 of this chapter if the shareholder does not receive shares in the foreign corporation resulting from the domestication that have terms as favorable to the shareholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the foreign corporation, as the shares held by the shareholder before the domestication;

(7) Consummation of a conversion of the corporation to a nonprofit corporation pursuant to chapter 22, title 30, Idaho Code; or

(8) Consummation of a conversion of the corporation to an unincorporated entity pursuant to chapter 22, title 30, Idaho Code.

(b) Notwithstanding subsection (a) of this section, the availability of appraisal rights under subsection (a) (1) and (2) of this section shall be limited in accordance with the following provisions:

(1) Appraisal rights shall not be available for the holders of shares of any class or series of shares that are:

(i) A covered security under section 18(b)(1)(A) or (B) of the securities act of 1933;

(ii) Traded in an organized market and have at least two thousand (2,000) shareholders and a market value of at least twenty million dollars ($20,000,000), exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, and directors and by any beneficial shareholder and any voting trust beneficial owner owning more than ten percent (10%) of such shares; or

(iii) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value.

(2) The applicability of paragraph (1) of this subsection shall be determined as of:

(i) The record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to act upon the corporate action requiring appraisal rights or, in the case of an offer made pursuant to section 30-29-1104(j), Idaho Code, the date of such offer; or

(ii) If there is no meeting of shareholders and no offer made pursuant to section 30-29-1104(j), Idaho Code, the day before the consummation of the corporate action or effective date of the amendment of the articles of incorporation, as applicable.

(3) Paragraph (1) of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection (a) of this section for the holders of any class or series of shares:

(i) Who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (1) of this subsection at the time the corporate action becomes effective; or

(ii) In the case of the consummation of a disposition of assets pursuant to section 30-29-1202, Idaho Code, unless the cash, shares, or proprietary interests received in the disposition are, under the terms of the corporate action approved by the shareholders, to be distributed to the shareholders, as part of a distribution to shareholders of the net assets of the corporation in excess of a reasonable amount to meet claims of the type described in sections 30-29-1406 and 30-29-1407, Idaho Code, within one (1) year after the shareholders’ approval of the action, and in accordance with their respective interests determined at the time of the distribution.

(4) Paragraph (1) of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection (a) of this section for the holders of any class or series of shares where the corporate action is an interested transaction.

(c) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate appraisal rights for any class or series of preferred shares, except that no such limitation or elimination shall be effective if the class or series does not have the right to vote separately as a voting group, alone or as part of a group, on the action or if the action is a conversion under chapter 22, title 30, Idaho Code, or a merger having a similar effect as a conversion in which the converted entity is an eligible entity; and any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately before the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one (1) year after the effective date of such amendment if such action would otherwise afford appraisal rights.

30-29-1303. ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL SHAREHOLDERS. (a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder or a voting trust beneficial owner only if the record shareholder objects with respect to all shares of a class or series owned by the beneficial shareholder or the voting trust beneficial owner and notifies the corporation in writing of the name and address of each beneficial shareholder or voting trust beneficial owner on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(b) A beneficial shareholder and a voting trust beneficial owner may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in section 30-29-1322(b)(2)(ii), Idaho Code; and

(2) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder or the voting trust beneficial owner.

30-29-1320. NOTICE OF APPRAISAL RIGHTS. (a) Where any corporate action specified in section 30-29-1302(a), Idaho Code, is to be submitted to a vote at a shareholders’ meeting, the meeting notice, or where no approval of such action is required pursuant to section 30-29-1104(j), Idaho Code, the offer made pursuant to section 30-29-1104(j), Idaho Code, must state that the corporation has concluded that appraisal rights are, are not, or may be available under this part. If the corporation concludes that appraisal rights are or may be available, a copy of this part must accompany the meeting notice or offer sent to those record shareholders entitled to exercise appraisal rights.

(b) In a merger pursuant to section 30-29-1105, Idaho Code, the parent entity shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within ten (10) days after the corporate action became effective and include the materials described in section 30-29-1322, Idaho Code.

(c) Where any corporate action specified in section 30-29-1302(a), Idaho Code, is to be approved by written consent of the shareholders pursuant to section 30-29-704, Idaho Code:

(1) Written notice that appraisal rights are, are not, or may be available shall be sent to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, the notice must be accompanied by a copy of this chapter; and

(2) Written notice that appraisal rights are, are not, or may be available must be delivered together with the notice to nonconsenting and nonvoting shareholders required by section 30-29-704(e) and (f), Idaho Code, may include the materials described in section 30-29-1322, Idaho Code, and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this chapter.

(d) Where corporate action described in section 30-29-1302(a), Idaho Code, is proposed, or a merger pursuant to section 30-29-1105, Idaho Code, is effected, the notice referred to in subsection (a) or (c) of this section, if the corporation concludes that appraisal rights are or may be available, and in subsection (b) of this section must be accompanied by:

(1) Financial statements of the corporation that issued the shares that may be subject to appraisal, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of the notice, an income statement for that year, and a cash flow statement for that year; provided that, if such financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

(2) The latest interim financial statements of such corporation, if any.

(e) The right to receive the information described in subsection (d) of this section may be waived in writing by a shareholder before or after the corporate action.

30-29-1321. NOTICE OF INTENT TO DEMAND PAYMENT — CONSEQUENCES OF VOTING OR CONSENTING. (a) If a corporate action specified in section 30-29-1302(a), Idaho Code, is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1) Shall deliver to the corporation, before the vote is taken, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(2) Shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(b) If a corporate action specified in section 30-29-1302(a), Idaho Code, is to be approved by written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares shall not sign a consent in favor of the proposed action with respect to that class or series of shares.

(c) If a corporate action specified in section 30-29-1302(a), Idaho Code, does not require shareholder approval pursuant to section 30-29-1104(j), Idaho Code, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares shall deliver to the corporation before the shares are purchased pursuant to the offer written notice of the shareholder’s intent to demand payment if the proposed action is effected; and shall not tender, or cause or permit to be tendered, any shares of such class or series in response to such offer.

(d) A shareholder who fails to satisfy the requirements of subsection (a), (b), or (c) of this section is not entitled to payment under this part.

30-29-1322. APPRAISAL NOTICE AND FORM. (a) If a corporate action requiring appraisal rights under section 30-29-1302(a), Idaho Code, becomes effective, the corporation shall deliver a written appraisal notice and form required by subsection (b) of this section to all shareholders who satisfy the requirements of section 30-29-1321(a), (b), or (c), Idaho Code. In the case of a merger under section 30-29-1105, Idaho Code, the parent shall deliver an appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b) The appraisal notice shall be delivered no earlier than the date the corporate action specified in section 30-29-1302(a), Idaho Code, became effective, and no later than ten (10) days after such date and must:

(1) Supply a form that:

(i) Specifies the first date of any announcement to shareholders made before the date the corporate action became effective of the principal terms of the proposed corporate action;

(ii) If such announcement was made, requires the shareholder asserting appraisal rights to certify whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date; and

(iii) Requires the shareholder asserting appraisal rights to certify that such shareholder did not vote for or consent to the transaction as to the class or series of shares for which appraisal is sought;

(2) State:

(i) Where the form shall be sent and where certificates for certificated shares must be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date by which the corporation must receive the required form under subparagraph (ii) of this paragraph;

(ii) A date by which the corporation shall receive the form, which date may not be fewer than forty (40) days nor more than sixty (60) days after the date the appraisal notice in subsection (a) of this section is sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(iii) The corporation’s estimate of the fair value of the shares;

(iv) That, if requested in writing, the corporation will provide, to the shareholders so requesting, within ten (10) days after the date specified in subparagraph (ii) of this paragraph the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v) The date by which the notice to withdraw under section 30-29-1323, Idaho Code, shall be received, which date shall be within twenty (20) days after the date specified in subparagraph (ii) of this paragraph; and

(3) Be accompanied by a copy of this part.

30-29-1323. PERFECTION OF RIGHTS — RIGHT TO WITHDRAW. (a) A shareholder who receives notice pursuant to section 30-29-1322, Idaho Code, and who wishes to exercise appraisal rights shall sign and return the form sent by the corporation and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to section 30-29-1322(b)(2)(ii), Idaho Code. In addition, if applicable, the shareholder shall certify on the form whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to section 30-29-1322(b)(2)(ii), Idaho Code. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 30-29-1325, Idaho Code. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (b) of this section.

(b) A shareholder who has complied with subsection (a) of this section may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to section 30-29-1322(b)(2)(v), Idaho Code. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(c) A shareholder who does not sign and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in section 30-29-1322(b), Idaho Code, shall not be entitled to payment under this part.

30-29-1324. PAYMENT. (a) Except as provided in section 30-29-1325, Idaho Code, within thirty (30) days after the form required by section 30-29-1322(b)(2)(ii), Idaho Code, is due, the corporation shall pay in cash to those shareholders who complied with section 30-29-1323(a), Idaho Code, the amount the corporation estimates to be the fair value of their shares, plus interest.

(b) The payment to each shareholder pursuant to subsection (a) of this section must be accompanied by:

(1) Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a cash flow statement for that year, and the latest interim financial statements of such corporation, if any; provided however, that if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information;

(2) A statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to section 30-29-1322(b)(2)(iii), Idaho Code; and

(3) A statement that shareholders described in subsection (a) of this section have the right to demand further payment under section 30-29-1326, Idaho Code, and that if any such shareholder does not do so within the time period specified in section 30-29-1326(b), Idaho Code, such shareholder shall be deemed to have accepted the payment under subsection (a) of this section in full satisfaction of the corporation’s obligations under this part.

30-29-1325. AFTER ACQUIRED SHARES. (a) A corporation may elect to withhold payment required by section 30-29-1324, Idaho Code, from any shareholder who was required to but did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to section 30-29-1322(b)(1), Idaho Code.

(b) If the corporation elected to withhold payment under subsection (a) of this section, it shall, within thirty (30) days after the form required by section 30-29-1322(b)(2)(ii), Idaho Code, is due, notify all shareholders who are described in subsection (a) of this section:

(1) Of the information required by section 30-29-1324(b)(1), Idaho Code;

(2) Of the corporation’s estimate of fair value pursuant to section 30-29-1324(b)(2), Idaho Code;

(3) That they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 30-29-1326, Idaho Code;

(4) That those shareholders who wish to accept such offer shall so notify the corporation of their acceptance of the corporation’s offer within thirty (30) days after receiving the offer; and

(5) That those shareholders who do not satisfy the requirements for demanding appraisal under section 30-29-1326, Idaho Code, shall be deemed to have accepted the corporation’s offer.

(c) Within ten (10) days after receiving the shareholder’s acceptance pursuant to subsection (b)(4) of this section, the corporation shall pay in cash the amount it offered under subsection (b)(2) of this section plus interest to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(d) Within forty (40) days after delivering the notice described in subsection (b) of this section, the corporation shall pay in cash the amount it offered to pay under subsection (b)(2) of this section plus interest to each shareholder described in subsection (b)(5) of this section.

30-29-1326. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (a) A shareholder paid pursuant to section 30-29-1324, Idaho Code, who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate, less any payment under section 30-29-1324, Idaho Code, plus interest. A shareholder offered payment under section 30-29-1325, Idaho Code, who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(b) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) of this section within thirty (30) days after receiving the corporation’s payment or offer of payment under section 30-29-1324 or 30-29-1325, Idaho Code, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

30-29-1330. COURT ACTION. (a) If a shareholder makes demand for payment under section 30-29-1326, Idaho Code, that remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 30-29-1326, Idaho Code, plus interest.

(b) The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office is located, or, if none in this state, Ada county. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with the foreign corporation was located or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Ada county.

(c) The corporation shall make all shareholders, regardless of whether they are residents of this state, whose demands remain unsettled parties to the proceeding, as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(e) Each shareholder made a party to the proceeding is entitled to judgment:

(1) For the amount, if any, by which the court finds the fair value of the shareholder’s shares exceeds the amount paid by the corporation to the shareholder for such shares, plus interest; or

(2) For the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 30-29-1325, Idaho Code.

30-29-1331. COURT COSTS AND EXPENSES. (a) The court in an appraisal proceeding commenced under section 30-29-1330, Idaho Code, shall determine all court costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the court costs against the corporation, except that the court may assess court costs against all or some of the shareholders demanding appraisal, in amounts that the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(b) The court in an appraisal proceeding may also assess the expenses of the respective parties, in amounts the court finds equitable:

(1) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of section 30-29-1320, 30-29-1322, 30-29-1324 or 30-29-1325, Idaho Code; or

(2) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(c) If the court in an appraisal proceeding finds that the expenses incurred by any shareholder were of substantial benefit to other shareholders similarly situated and that such expenses should not be assessed against the corporation, the court may direct that such expenses be paid out of the amounts awarded the shareholders who were benefited.

(d) To the extent the corporation fails to make a required payment pursuant to section 30-29-1324, 30-29-1325 or 30-29-1326, Idaho Code, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all expenses of the suit.

30-29-1340. OTHER REMEDIES LIMITED. (a) The legality of a proposed or completed corporate action described in section 30-29-1302(a), Idaho Code, may not be contested, nor may the corporate action be enjoined, set aside, or rescinded, in a legal or equitable proceeding by a shareholder after the shareholders have approved the corporate action.

(b) Subsection (a) of this section does not apply to a corporate action that:

(1) Was not authorized and approved in accordance with the applicable provisions of:

(i) Part 9, 10, 11, or 12 of this chapter;

(ii) The articles of incorporation or bylaws; or

(iii) The resolution of the board of directors authorizing the corporate action;

(2) Was procured as a result of fraud, a material misrepresentation, or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading;

(3) Is an interested transaction, unless it has been recommended by the board of directors in the same manner as is provided in section 30-29-862, Idaho Code, and has been approved by the shareholders in the same manner as is provided in section 30-29-863, Idaho Code, as if the interested transaction were a director’s conflicting interest transaction; or

(4) Is approved by less than unanimous consent of the voting shareholders pursuant to section 30-29-704, Idaho Code, if:

(i) The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the approval of the corporate action was not effective at least ten (10) days before the corporate action was effected; and

(ii) The proceeding challenging the corporate action is commenced within ten (10) days after notice of the approval of the corporate action is effective as to the shareholder bringing the proceeding.

FINANCIAL STATEMENTS

Bare Metal Standard, Inc.

Consolidated Balance Sheets for the fiscal year ended October 31, 2018

	October 31
	2018	2017
Assets
Current assets
Cash	$11,643	$6,509
Accounts receivable	33,705	31,004
Accounts receivable - related parties	51,538	16,355
Inventory	9,209	31,971
Total current assets	106,095	85,839

Total assets	$106,095	$85,839

Liabilities and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable and accrued liabilities	35,904	$46,350
Accounts payable related party	19,000	-
Bank line of credit	32,520	-
Related party note payable - current portion	1,853	-
Promissory note payable - current portion	17,217	-
Total current liabilities	106,494	46,350

Long term liabilities
Related party note payable	2,642	-
Promissory note payable, net of discount	32,941	-
Total long term liabilities	35,583	-

Total liabilities	142,077	-
Stockholders' equity (deficit)
Preferred stock, $0.001 par value; 20,000,000 shares authorized;
none issued and outstanding as of October 31 , 2018 and 2017 respectively	-	-
Common stock, $0.001 par value; 80,000,000 shares authorized;
31,845,000 shares issued and outstanding as of October 31, 2018
and 31,645,000 as of October 31, 2017 respectively	31,845	31,645
Additional paid-in capital	371,705	321,905
Accumulated deficit	(439,532)	(314,061)
Total stockholders' equity (deficit)	(35,982)	39,489

Total liabilities and stockholders' equity (deficit)	$106,095	$85,839

Bare Metal Standard, Inc.

Consolidated Statements of Operations

	For the Year Ended	For the Eight Months Ended	For the Four Months Ended
	October 31	October 31,	February 28,
	2018	2017	2017
	(Successor)	(Successor)	(Predecessor)
Revenue
Product sales and services	$518,896	$292,996	$87,925
Product sales and services - related parties	368,293	201,429	59,363
Total revenue	887,189	494,425	147,288
Cost of revenue	253,842	86,366	-
Gross income	633,347	408,059	147,288

Operating expenses
General and administrative expenses	285,401	178,783	76,905
Depreciation and amortization	-	-	4,638
Administrative and officer compensation	463,851	309,098	129,819
Total operating expenses	749,252	487,881	211,362

Loss from operations	(115,905)	(79,822)	(64,074)

Other expense
Interest expense	(9,566)	-	(2,867)
Total other expense	(9,566)	-	(2,867)

Net loss	$(125,471)	$(79,822)	$(66,941)

Basic and diluted net loss per common share	$(0.00)	$(0.00)	$(55.78)

Weighted average common shares outstanding Basic and diluted	31,721,164	31,537,712	1,200

Bare Metal Standard, Inc.

Consolidated Statements of Changes in Stockholders' Equity

For the Year Ended October 31, 2018 and Eight Months Ended October 31, 2017 (Successor) and Four Months Ended February 28, 2017 (Predecessor)

	Preferred		Common		Additional Paid	Accumulated	Stockholders'
	Shares	Par	Shares	Par	In Capital	Deficit	Deficit

Balances as of October 31, 2016	-	$-	1,200	$1,200	$-	$(86,940)	$(85,740)
Net loss for the four months ended February 28, 2017	-	-	-	-	-	(66,941)	(66,941)
Balances as of October 31, 2017	-	$-	1,200	$1,200	$-	$(153,881)	$(152,681)

SUCCESSOR
Balances at March 1, 2017	-	$-	31,515,000	$31,515	$257,035	$(234,239)	$54,311
Common stock issued for cash	-	-	60,000	60	29,940	-	30,000
Common shares issued for services	-	-	70,000	70	34,930	-	35,000
Net loss for the eight months ended October 31, 2017	-	-	-	-	-	(79,822)	(79,822)

Balances as of October 31, 2017	-	-	31,645,000	31,645	321,905	(314,061)	39,489
Common shares issued as collateral for note payable	-	-	200,000	200	(200)	-	-
Warrants issued in connetion with debt discount on note payable	-	-	-	-	50,000	-	50,000
Net loss for the year	-	-	-	-	-	(125,471)	(125,471)

Balances as of October 31, 2018	-	$-	$31,845,000	$31,845	$371,705	$(439,532)	$(35,982)

Bare Metal Standard, Inc.

Statements of Cash Flows

	For the Year Ended	For the Eight Months Ended	For the Four Months Ended
	October 31	October 31,	February 28,
	2018	2017	2017
	(Successor)	(Successor)	(Predecessor)
Cash flows from operating activities
Net loss	$(125,471)	$(79,822)	$(66,941)
Adjustments to reconcile net loss to net cash used
in operating activites
Common stock issued for services	-	35,000	-
Professional service fee paid by related party	5,000	-	-
Amortization of debt discount	1,923	-	-
Depreciation	-	-	4,639
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(2,701)	(22,239)	14,580
(Increase) decrease in accounts receivable - related parties	(35,183)	(16,355)	177
(Increase) decrease in inventory	22,762	(20,404)	-
Increase (decrease) in accounts payable	(10,446)	28,782	29,592
Increase (decrease) in accounts payable - related parties	19,000	-	-
Net cash used in operating activities	(125,116)	(75,038)	(17,953)

Cash flows from financing activities
Proceeds from sale of common stock	-	30,000	-
Proceeds received from notes payable - related party	-	-	2,250
Repayment of note payable - related party	(505)	-	(34,587)
Note payable Proceeds from third party loans	136,000	-	-
Repayment of third party loans	(5,245)	-	(2,839)
Net cash provided by (used in) financing activities	130,250	30,000	(35,176)

Net increase (decrease) in cash and cash equivalents	5,134	(45,038)	(53,129)
Cash, beginning balance	6,509	51,547	55,456
Cash, ending balance	$11,643	$6,509	$2,327

Supplementary information
Cash paid during the nine months:
Interest	$7,818	$-	$2,856
Income taxes	$-	$-	$-

Non-cash investing and financing transactions
Common stock issued as collateral on note payable	$200	$-	$-
Debt discount due to warrants issued with note payable	$50,000	$-	$-

Bare Metal Standard, Inc.

Consolidated Balance Sheets for the fiscal year ended October 31, 2019

	October 31	October 31
	2019	2018

Assets
Current assets
Cash	$10,079	$11,643
Accounts receivable	50,645	33,705
Accounts receivable - related parties	86,319	51,538
Inventory	14,337	9,209
Prepaid expense	16,972	-
Total current assets	178,352	106,095

Total assets	$178,352	$106,095

Liabilities and Stockholders' Equity (Deficit)

Current liabilities
Accounts payable and accrued liabilities	$23,764	$35,904
Accounts payable related party	5,375	19,000
Bank line of credit	27,308	32,520
Related party note payable - current portion	12,444	1,853
Promissory note payable - current portion	11,822	17,217
Total current liabilities	80,713	106,494

Long term liabilities
Deferred revenue	4,000	-
Related party note payable, net of current portion	3,067	2,642
Promissory note payable, net of current portion and discount	42,970	32,941
Total long term liabilities	50,037	35,583
Total liabilities	130,750	142,077

Stockholders' equity (deficit)
Preferred stock, $0.001 par value; 20,000,000 shares authorized;
none issued and outstanding as of October 31, 2019 and October 31, 2018 respectively	-	-
Common stock, $0.001 par value; 80,000,000 shares authorized;
31,845,000 shares issued and outstanding as of October 31, 2019 and
October 31, 2018, respectively	31,845	31,845
Additional paid-in capital	371,705	371,705
Accumulated deficit	(355,948)	(439,532)
Total stockholders' equity (deficit)	47,602	(35,982)

Total liabilities and stockholders' equity (deficit)	$178,352	$106,095

Bare Metal Standard, Inc.
Consolidated Statements of Operations
For the years ended October 31, 2019 and 2018

	October 31, 2019	October 31, 2018
Revenue
Product sales and services	$496,477	$518,896
Product sales and services - related parties	698,983	368,293
Total revenue	1,195,460	887,189
Cost of revenue	266,324	253,842
Gross income	929,136	633,347

Operating expenses
General and administrative expenses	346,396	285,401
Administrative and officer compensation	479,330	463,851
Total operating expenses	825,726	749,252

Income (loss) from operations	103,410	(115,905)

Other income (expense)
Other income	2,500	-
Interest expense	(22,326)	(9,566)
Total other expense	(19,826)	(9,566)

Net income (loss)	$83,584	$(125,471)

Basic and diluted net income (loss) per common share	$0.00	$(0.00)

Weighted average shares outstanding - basic and dilutive	31,845,000	31,721,164

Bare Metal Standard, Inc.

Consolidated Statements of Stockholders' Equity (Deficit)

					Additional		Total
	Series A Preferred Stock		Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity (Deficit)

Balance October 31, 2017	-	$-	31,645,000	$31,645	$321,905	$(314,061)	$39,489

Common shares issued as collateral for note payable	-	-	200,000	200	(200)	-	-
Warrants issued in connection with debt discount on note payable	-	-	-	-	50,000	-	50,000
Net loss	-	-	-	-	-	(125,471)	(125,471)

Balance October 31, 2018	-	-	31,845,000	31,845	371,705	(439,532)	(35,982)

Net income	-	-	-	-	-	83,584	83,584

Balance October 31, 2019	-	$-	31,845,000	$31,845	$371,705	$(355,948)	$47,602

Bare Metal Standard, Inc.

Consolidated Statements of Cash Flows

	Years Ended
	October 31
	2019	2018

Cash flows from operating activities
Net income (loss)	$83,584	$(125,471)
Adjustments to reconcile net income (loss) to net cash
in operating activities
Amortization of debt discount	5,014	1,923
Professional service fee paid by related party	-	5,000
Changes in operating assets and liabilities:
Accounts receivable	(16,940)	(2,701)
Accounts receivable - related parties	(34,781)	(35,183)
Prepaid expenses	(6,160)	-
Inventory	(5,128)	22,762
Accounts payable and accrued liabilities	(12,140)	(10,446)
Accounts payable - related parties	(13,625)	19,000
Deferred revenue	4,000	-
Net cash provided by (used in) operating activities	3,824	(125,116)

Cash flows from financing activities
Proceeds received from notes payable - related party	21,000	-
Repayment of note payable - related party	(9,984)	(505)
Proceeds from bank line of credit	-	36,000
Repayment on bank line of credit	(5,212)	(3,480)
Proceeds from note payable	-	100,000
Repayment of note payable	(11,192)	(1,765)
Net cash provided by financing activities	(5,388)	130,250

Net change in cash	(1,564)	5,134
Cash, beginning balance	11,643	6,509
Cash, ending balance	$10,079	$11,643

Supplementary information
Cash paid during the period:
Interest	$17,312	$3,436
Income taxes	$-	$-

Non-cash investing and financing activities
Note payable issued for financed insurance	$10,812	$-
Debt discount from warrants issued with note payable	$-	$50,000
Common stock issued as collateral on note payable	$-	$200

Bare Metal Standard, Inc.

Consolidated Balance Sheets

(AS OF APRIL 30, 2020 UNAUDITED)

	April 30,	October 31
	2020	2019
Current Assets:
Cash	$23,743	$10,079
Accounts receivable	33,422	50,645
Accounts receivable - related parties	57,471	86,319
Inventory	12,379	14,337
Prepaid expenses	14,603	16,972

Total current assets	141,618	178,352

Total assets	$141,618	$178,352

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$25,956	$23,764
Accounts payable related party	6,000	5,375
Deferred revenue	500	-
Bank line of credit	24,348	27,308
Related party note payable - current portion	9,092	12,444
Promissory note payable - current portion	6,862	11,822

Total current liabilities	72,758	80,713
Long term liabilities
Deferred revenue	3,750	4,000
Related party note payable	306	3,067
Promissory note payable, net of discount	41,937	42,970

Total long term liabilities	45,993	50,037

Total liabilities	118,751	130,750

Shareholders' equity
Preferred stock, $0.001 par value, 20,000,000 shares authorized;
None issued and outstanding as of April 30, 2020 and October 31, 2019, respectively	-	-
Common stock, $0.001 par value, 80,000,000 shares authorized;
31,195,000 and 31,845,000 shares issued and outstanding as of April 30, 2020 and October 31, 2019, respectively	31,195	31,845
Additional paid-in capital	372,355	371,705
Accumulated deficit	(380,683)	(355,948)

Total stockholders' equity	22,867	47,602

Total liabilities and stockholders' equity	$141,618	$178,352

Bare Metal Standard, Inc.

Consolidated Statements of Operations

For the three and six months ended April 30, 2020 and 2019

(Unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	April 30, 2020	April 30, 2019	April 30, 2020	April 30, 2019
Revenue
Product sales and services	$88,104	$101,497	$203,580	$246,283
Product sales and services - related parties	129,121	135,458	261,247	358,383
Total revenue	217,225	236,955	464,827	604,666
Cost of revenue	55,038	42,494	103,611	150,949
Gross income	162,187	194,461	361,216	453,717

Operating expenses
General and administrative expenses	67,584	92,895	139,335	141,830
Administrative and officer compensation	121,331	122,315	242,539	235,492
Total operating expenses	188,915	215,210	381,874	377,322

Income (loss) from operations	(26,728)	(20,749)	(20,658)	76,395

Other income (expense)
Other income	6,250	1,250	6,250	1,250
Interest expense	(4,982)	(5,586)	(10,327)	(11,132)
Total other income (expense)	1,268	(4,336)	(4,077)	(9,882)

Net income (loss)	$(25,460)	$(25,085)	$(24,735)	$66,513

Basic and diluted net income (loss) per common share	$(0.00)	$(0.00)	$(0.00)	$0.00

Weighted average shares outstanding - basic and dilutive	31,195,000	31,845,000	31,441,429	31,845,000

Bare Metal Standard, Inc.

Consolidated Statements of Stockholders' Equity (Deficit)

(Unaudited)

					Additional		Total
	Series A Preferred Stock		Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity (Deficit)

Balance October 31, 2019	-	$-	31,845,000	$31,845	$371,705	$(355,948)	$47,602

Cancellation of shares	-	-	(650,000)	(650)	650	-	-
Net income	-	-	-	-	-	725	725

Balance January 31, 2020	-	$-	31,195,000	$31,195	$372,355	$(355,223)	$48,327

Net loss	-	-	-	-	-	(25,460)	(25,460)

Balance April 30, 2020	-	$-	31,195,000	$31,195	$372,355	$(380,683)	$22,867

Balance October 31, 2018	-	$-	31,845,000	$31,845	$371,705	$(439,532)	$(35,982)

Net income	-	-	-	-	-	91,598	91,598

Balance January 31, 2019	-	$-	31,845,000	$31,845	$371,705	$(347,934)	$55,616

Net loss						(25,085)	(25,085)

Balance April 30, 2019	-	$-	31,845,000	$31,845	$371,705	$(373,019)	$30,531

Bare Metal Standard, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	For the Six Months Ended
	April 30
	2020	2019

Cash flows from operating activities
Net income (loss)	$(24,735)	$66,513
Adjustments to reconcile net income (loss) to net cash provided by operating activites
Amortization of debt discount	2,500	2,486
Changes in operating assets and liabilities:
Accounts receivable	17,223	(6,723)
Accounts receivable - related parties	28,848	(29,351)
Prepaid expenses	2,369	(12,860)
Inventory	1,958	(1,952)
Accounts payable and accrued liabilities	2,192	4,681
Accounts payable - related parties	625	(15,625)
deferred revenue	250	4,250
Net cash provided by operating activities	31,230	11,419

Cash flows from financing activities
Proceeds received from notes payable - related party	-	21,000
Repayment of note payable - related party	(6,113)	(4,080)
Repayment of line of credit	(2,960)	(2,454)
Repayment of note payable	(8,493)	(2,783)
Net cash provided by (used in) financing activities	(17,566)	11,683

Increase in cash and cash equivalents	13,664	23,102
Cash, beginning balance	10,079	11,643
Cash, ending balance	$23,743	$34,745

Supplementary information
Cash paid during the nine months:
Interest	$7,776	$8,647
Income taxes	$-	$-

Non-cash investing and financing activities
Debt discount from warrants issued with note payable	$-	$-
Common stock issued as collateral on note payable	$-	$-